Filed Pursuant to Rule 497
Registration File No. 333-222463

PROCURE ETF TRUST II

Procure Space ETF
(the “Fund”)

Supplement dated November 20, 2019 (“Supplement”)
to the Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”) dated March 21, 2019, as supplemented on November 18, 2019

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and SAI.

This Supplement contains new and additional information and should be read in conjunction with the Prospectuses and SAI.

 Effective on December 9, 2019, the Procure Space ETF will voluntarily transfer its primary listing to the NASDAQ Stock Market and will no longer be listed on the NYSE Arca, Inc. The transfer is expected to take place on December 6, 2019, after market close. The Fund expects to begin trading on the NASDAQ Stock Market on December 9, 2019, after market open, using its current ticker symbol, “UFO”. Shares of the Fund will continue to trade on the NYSE Arca until the transfer is completed.

Also effective as of such date, all references in the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information to “NYSE Arca, Inc.” and “NYSE Arca” specific to the listing exchange for the Fund are hereby deleted and replaced with “The Nasdaq Stock Market” and “NASDAQ”, respectively. This change has no effect on the Fund’s investment objective or strategy and is expected to be seamless for shareholders of the Fund.

Investors Should Retain This Supplement for Future Reference